UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                December 16, 2005
                Date of Report (Date of earliest event reported):


                                QC HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)


            Kansas                                              48-1209939
(State or other jurisdiction of                               (I.R.S. Employer
 incorporation or organization)                              Identification No.)

        9401 Indian Creek Parkway, Suite 1500
                Overland Park, Kansas                            66210
      (Address of principal executive offices)                 (Zip Code)



                                 (913) 234-5000
              (Registrant's telephone number, including area code)


                                 Not applicable
       (Former name and former fiscal year, if changed since last report.)

                                 Not applicable
                                (Former address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events

See attached as Exhibit 99.1 to this Form 8-K a News Release dated December 16, 2005 that reports that QC Holdings, Inc. (the "Company") has extended its $10 million common stock repurchase program through December 31, 2006. In addition, the Company added to the program a prearranged repurchase plan (the "10b5-1 Plan") intended to comply with the requirements of Rule 10b5-1 under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and of Rule 10b-18 under the Exchange Act.


Item 9.01    Financial Statements and Exhibits

(d) Exhibits


     99.1 News release issued by QC Holdings, Inc., dated December 16, 2005, titled "QC Holdings, Inc. Extends Common Stock Repurchase Program and Adopts 10b5-1Plan".



                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                   QC Holdings, Inc.


Date: December 16, 2005                            By: /s/ Douglas E. Nickerson
                                                   ----------------------------
                                                   Douglas E. Nickerson
                                                   Chief Financial Officer
                                                   (Principal Financial
                                                   and Accounting Officer)